UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIOFRONTERA INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 20, 2023

Dear Stockholder of Biofrontera Inc.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Biofrontera Inc., a Delaware corporation (the “Company”), will be held on December 20, 2023, at 10:00 a.m., Eastern Time and will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. There will not be a physical location for the 2023 Annual Meeting.

You will be able to attend the 2023 Annual Meeting virtually and to vote and submit questions prior to and during the virtual 2023 Annual Meeting by visiting https://meetnow.global/MDGH4Q6 and entering the 16-digit control number provided in these proxy materials.

At the 2023 Annual Meeting, stockholders will be asked to vote on the following matters:

(1)

to elect two Class II directors to our Board of Directors, to serve until the 2026 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;

(2)	to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(3)	to transact such other business as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The Board of Directors has fixed the close of business on November 6, 2023 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2023 Annual Meeting or any adjournment or postponement of the 2023 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection at the 2023 Annual Meeting and will also be available for inspection during the ten days preceding the meeting at the Company’s offices located at 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2023: THE COMPANY’S PROXY MATERIALS AND ANNUAL REPORT ARE AVAILABLE AT http://www.edocumentview.com/BFRI.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY STATEMENT. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

On behalf of the Board of Directors and the employees of Biofrontera Inc. we thank you for your continued support.

Prof. Hermann Luebbert, Ph.D.	E Fred Leffler, III
Chief Executive Officer & Chairman	Chief Financial Officer

November 17, 2023

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

PROXY STATEMENT

For the 2023 Annual Meeting of Stockholders to be held on December 20, 2023

The Company is providing this Proxy Statement in connection with the solicitation by its Board of Directors (the “Board of Directors”) of proxies to be voted at the 2023 Annual Meeting to be held on December 20, 2023, at 10:00 a.m., Eastern Time, solely over the Internet in a virtual-only format, and any adjournment or postponement thereof.

Only stockholders as of November 6, 2023 (the “Record Date”) may attend the 2023 Annual Meeting. At the close of business on the Record Date, we had 1,517,628 shares of Common Stock outstanding and entitled to vote. We made our proxy materials available to stockholders via the Internet or in printed form on or about November 17, 2023. Our proxy materials include the Notice of the Annual Meeting, this Proxy Statement and the proxy card. These proxy materials, other than the proxy card, which is available with the printed materials, along with the Annual Report for the year ended December 31, 2022can be accessed at http://www.edocumentview.com/BFRI.

You are invited to attend the 2023 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the 2023 Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board of Directors is soliciting your proxy to vote at the 2023 Annual Meeting, including at any adjournments or postponements of the 2023 Annual Meeting.

Q:	What proposals are being presented for a stockholder vote at the 2023 Annual Meeting?

A:	The following proposals are being presented for stockholder vote at the 2023 Annual Meeting:

●	Proposal No. 1- election of two Class II directors to our Board of Directors, to serve until the 2026 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal; and
●	Proposal No. 2 – ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors unanimously recommends that you vote “FOR” Kevin D. Weber and Beth J. Hoffman, Ph.D., the Board’s nominees for Class II directors, and “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q:	What does it mean to vote by proxy?

A:

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the 2023 Annual Meeting: our Chief Executive Officer & Chairman, Hermann Luebbert, our Chief Financial Officer, Fred Leffler, and our Corporate Counsel, Daniel Hakansson.

Any proxy given pursuant to this solicitation and received in time for the 2023 Annual Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” the election of the nominees for Class II directors and “FOR” Proposals No. 2. With respect to any other proposal that properly comes before the 2023 Annual Meeting, the proxy holders will vote in their own discretion according to the Board of Directors’ recommendations, to the extent permitted by applicable laws and regulations.

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Q:	Who can vote at the 2023 Annual Meeting?

	A:	Only stockholders of record at the close of business on the Record Date will be entitled to vote at the 2023 Annual Meeting. On the Record Date, there were 1,517,628 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. Whether or not you plan to attend the 2023 Annual Meeting, we urge you to fill out and return the enclosed proxy card or submit a proxy on the internet or by telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2023 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by proxy using the enclosed proxy card, or submit your proxy through the internet or by telephone. We urge you to have your shares voted by proxy in advance of the 2023 Annual Meeting to ensure your vote is counted.

●	By mail. To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2023 Annual Meeting, the proxyholder will vote your shares as you direct.

●	By internet or telephone. To have your shares voted through a proxy submitted by the internet, go to www.investorvote.com/BFRI to complete an electronic proxy card. If you vote by telephone call 1-800-652-VOTE(8683) in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and 16-digit control number from the enclosed proxy card. Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on December 19, 2023 to be counted.

●

By voting at the 2023 Annual Meeting. You may vote your shares during the virtual-only 2023 Annual Meeting. See the instructions in the Notice of the Annual Meeting to attend the meeting virtually and vote your shares. [To vote during the virtual-only 2023 Annual Meeting, you will need the 16-digit control number from the enclosed proxy card.]

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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Q:	What happens if I do not vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Pursuant to the New York Stock Exchange, which governs brokers’ use of discretionary authority, brokers are permitted to exercise discretionary voting authority only on “routine” matters, but not with respect to “non-routine” matters when voting instructions have not been timely received from a beneficial owner. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. At the 2023 Annual Meeting, only the ratification of the appointment of our independent registered public accounting firm (Proposal No. 2) is considered a routine matter.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “FOR” the election of the nominees for Class II directors and “FOR” Proposal No. 2. If any other matter is properly presented at the 2023 Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in accordance with the Board of Directors’ recommendations.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the final vote at the 2023 Annual Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801; or (2) submit a later-dated proxy (either by mail, internet or telephone), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable. You may also revoke your proxy by attending the virtual-only 2023 Annual Meeting and voting in person.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker or bank.

Q:	Who can help answer my questions?

A:	If you have any additional questions about the 2023 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801, or by phone at (781) 486-1510.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the 2023 Annual Meeting requires a quorum. A quorum will be present if stockholders holding at least one-third of the outstanding shares of Common Stock entitled to vote on the Record Date are present at the 2023 Annual Meeting in person or by proxy. Abstentions, votes withheld, and shares held by brokers that are voted on any matter will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

If a quorum is not present at the 2023 Annual Meeting, then any officer entitled to preside at or to act as secretary of such meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called 2023 Annual Meeting.

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Q:	What is a “broker non-vote”?

A:	Broker non-votes occur when shares are held indirectly through a broker, bank or other nominee or intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy, but does not cast a vote on a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the non-routine matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority.

Only the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023 is considered a “routine” matter for which brokers, banks or other nominees may vote uninstructed shares. The other proposal for the election of two Class II directors to be voted on at the 2023 Annual Meeting is not considered “routine” under Nasdaq rules, so your broker, bank or other nominee cannot vote your shares on this proposal unless you provide to your broker, bank, or other nominee voting instructions for this proposal. If you do not provide voting instructions on a non-routine matter, your shares will not be voted on that matter, which is a “broker non-vote.”

Q:	What are the voting requirements for each Proposal?

A:

Proposal No. 1: The nominees for Class II directors who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ uninstructed shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 2: The affirmative vote of a majority of the shares cast affirmatively or negatively is required for the proposal to approve the ratification of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will have no effect on the results of this vote. Because this is a routine matter, brokerage firms have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm.

Q:	What should I do if I receive more than one Proxy Statement?

A:	You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are represented and voted at the 2023 Annual Meeting.

Q:	Where can I find the voting results of the 2023 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2023 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2023 Annual Meeting.

Q:	What happens if additional matters are presented at the 2023 Annual Meeting?

A:	Other than the two (2) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2023 Annual Meeting. If you grant a proxy, the persons named as proxy holders (our Chief Executive Officer & Chairman, Hermann Luebbert, our Chief Financial Officer, Fred Leffler, and our Corporate Counsel, Daniel Hakansson) will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2023 Annual Meeting.

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Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our Common Stock that is issued and outstanding as of the close of business on the Record Date is entitled to be voted on all items being voted on at the 2023 Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, 1,517,628 shares of Common Stock were issued and outstanding.

Q:	Who will count the votes?

A:	Computershare Trust Company, N.A., serving as inspector of elections, will tabulate the votes.

Q:	Who will bear the cost of soliciting votes for the 2023 Annual Meeting?

A:	The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and we may reimburse them for their reasonable expenses incurred in so doing.

Q:	How can I attend the 2023 Annual Meeting with the ability to ask a question and/or vote?

A:

The 2023 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the 2023 Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date (“Registered Holder”), or if you hold a valid legal proxy for the 2023 Annual Meeting if you are a beneficial holder and hold your shares through an intermediary, such as a bank or broker (“Beneficial Holder”). No physical meeting will be held.

As a Registered Holder, you will be able to attend the Annual Meeting online, ask a question and vote by visiting https://meetnow.global/MDGH4Q6 and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials.

If you are a Beneficial Holder and want to attend the Annual Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

(1) Registration in Advance of the Annual Meeting

Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Biofrontera Inc. holdings along with your name and email address to Computershare.

Requests for registration as set forth above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 19, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail:

Computershare

COMPANY Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

(2) Registration at the Annual Meeting

Please go to https://meetnow.global/MDGH4Q6 for more information on the available options and registration instructions.

The online meeting will begin promptly at 10:00 a.m., Eastern Time on December 20, 2023. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table provides information regarding the members of our Board of Directors (ages as of the date of this Proxy Statement):

Name	Age	Position(s)	Since
Prof. Hermann Luebbert, Ph.D.	67	Chief Executive Officer and Chairman of the Board of Directors	November 2021
John J. Borer	66	Director	November 2021
Beth J. Hoffman, Ph.D.	66	Director	November 2021
Kevin D. Weber	65	Director	March 2022
Heikki Lanckriet, Ph.D.	46	Director	July 2023

Nominations for Election as Class II Directors

Beth J. Hoffman, Ph.D. became a member of our Board of Directors in November 2021. Dr. Hoffman is the founder, and, since 2015, has been the President and Chief Executive Officer, of Origami Therapeutics, Inc., in San Diego, California. Dr. Hoffman has over 20 years of experience in drug discovery and development. Dr. Hoffman has made major contributions to the launch of two first-in-class drugs and two best-in-class drugs for Cystic Fibrosis. Dr. Hoffman holds her Ph.D. in Biology from The Johns Hopkins University in Baltimore, Maryland.

Kevin D. Weber became a member of our Board of Directors in March 2022. Mr. Weber is an experienced pharmaceutical executive who brings to Biofrontera more than 30 years of executive and commercialization experience with a particular expertise in product marketing. He has worked in a range of therapeutic areas including clinical and aesthetic dermatology, pain management, inborn errors of metabolism and respiratory medicine. He recently retired from his position as a Principal at Skysis, a biotech-focused brand management consulting practice, and previously served as CEO of Paraffin International.  Prior to Paraffin, Mr. Weber served in senior executive and marketing roles at Depomed, Hyperion Therapeutics and Medicis Pharmaceuticals. From 2016 to 2021 Mr. Weber served as a member of the supervisory board of Biofrontera AG. Mr. Weber previously served on the Boards of Directors of the American Academy of Pain Medicine Foundation, the American Chronic Pain Association and the Arizona Bioindustry Association. He holds a B.S. in Business Administration from Western Michigan University.

Directors Continuing in Office

Class I Directors (Term Expires at the 2025 Annual Meeting)

Heikki Lanckriet, Ph.D. became a member of our Board of Directors in July 2023. Dr. Lanckriet currently serves as Chief Executive Officer and Chief Scientific Officer of 4basebio PLC, UK, a publicly traded company that engages in the research, development, manufacturing and commercialization of synthetic DNA and RNA products, and targeted non-viral vector solutions which was spun out of Expedeon AG in 2021. In 2020, Dr. Lanckriet led the sale of Expedeon’s proteomics and immunology business to Abcam PLC. Earlier, Dr. Lanckriet was Founder and Chief Scientific Officer of Novexin, later transitioning to Chief Operating Officer. Dr. Lanckriet also held roles as Chief Executive Officer and Chief Scientific Officer at 2invest AG and Sygnis AG. Dr. Lanckriet holds a Ph.D. in Chemical Engineering from the University of Cambridge in the U.K. and a M.Eng. in Chemical Engineering from the University of Ghent in Belgium. He has authored several scientific papers that have been published in peer-reviewed medical and scientific journals and is a named inventor on a multitude of patents.

Class III Directors (Term Expires at the 2024 Annual Meeting)

John J. Borer III, J.D. became a member of our Board of Directors in November 2021. Since 2012, he has been the Senior Managing Director and Co-Head of Investment Banking at The Benchmark Company, LLC. He was formerly the Chief Executive Officer and Head of Investment Banking at Rodman & Renshaw and has held senior positions at Security Pacific Business Credit and Barclays American Business Credit. Mr. Borer has also served on the Supervisory Board of Biofrontera AG since May 2016 until December 2021. He holds a Juris Doctor from Loyola Law School in Los Angeles, California and a B.S. in Agricultural Economics from The University of California, Davis.

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Prof. Hermann Luebbert, Ph.D. founded Biofrontera AG in 1997, is currently serving as the Company’s Chief Executive Officer and Chairman since May 2023 and has served as Biofrontera Inc.’s Executive Chairman since November 2021 and as Chairman of its Board of Directors since March 2015. Until December 2021, Prof. Luebbert had served as the chief executive officer of Biofrontera AG, chairman of the management board of Biofrontera AG, and as a managing director of all subsidiaries of Biofrontera AG. Prof. Luebbert has also served as the Chief Executive Officer of Biofrontera Inc. (March 2015 – January 2020; March 2021-November 2021) and as the Chairman of Biofrontera Inc.’s board of directors (March 2015-present). He studied biology at the University of Cologne in his hometown of Cologne, Germany and received his doctorate there in 1984. Following 3.5 years in academic research at the University of Cologne and the California Institute of Technology, he gained experience in managing a global research organization during 10 years at Sandoz, where he served as Head of Genome Research, and Novartis Pharma AG, where he served as a member of the global Neuroscience Research Management Team. He qualified as a university lecturer at the Swiss Federal Institute of Technology (ETH) Zurich and in addition to his engagements at Biofrontera held a professorship for animal physiology at the Ruhr-University Bochum from which he retired on February 28, 2022.

Family Relationships

There are no family relationships between any director or executive officer.

Board and Stockholder Meeting Attendance

During the year ended December 31, 2022, there were 17 formal Board meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. We encourage, but do not require, our directors to attend our annual meetings of stockholders. Four of our directors attended the 2022 Annual Meeting.

Composition of our Board of Directors

Our Board of Directors is currently authorized to have the number of directors as determined by resolution of our Board of Directors, but may not be less than one director, and currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation, removal, disqualification or death.

Our Board of Directors consists of five directors. In addition, our amended and restated certificate of incorporation and amended and restated bylaws provide for a classified Board of Directors consisting of three classes of directors, each serving staggered three-year terms as follows:

●	the Class I director is Dr. Lanckriet and his term will expire at the annual meeting of stockholders for fiscal year 2025;
●	the Class II directors are Mr. Weber and Dr. Hoffman and their terms will expire at the annual meeting of stockholders for fiscal year 2023; and
●	the Class III directors are Mr. Borer and Prof. Luebbert and their terms will expire at the annual meeting of stockholders for fiscal year 2024;

Upon expiration of the term of a class of directors, directors for that class will be elected for three-year terms at the annual meeting of stockholders in the year in which that term expires. Each director’s term continues until the election and qualification of his or her successor or his or her earlier death, resignation, disqualification or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company.

Board Leadership

Our Board of Directors has the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be separated or combined. The Board of Directors makes this decision based on its evaluation of the circumstances and the Company’s specific needs from time to time. Currently, Prof. Luebbert serves as the Company’s Chairman and Chief Executive Officer. The Board of Directors has determined that combining these roles is the best leadership structure for the Company at this time because of Prof. Luebbert’s experience with the Company’s business and industry, as well as his ability to effectively identify strategic priorities of the Company and ensure execution of the Company’s strategy. The Board of Directors may decide to separate the roles of the Chairman and Chief Executive Officer if it believes that a separation is consistent with the best leadership structure for the Company in the future. The Board of Directors does not designate a lead independent director.

Director Independence

Our Board of Directors has periodically reviewed the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board of Directors affirmatively determined that each of Mr. Borer, Dr. Hoffman and Mr. Weber is an “independent director,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of Nasdaq.

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Committees of Our Board of Directors

Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and standing committees. We have a standing audit committee, nominating and corporate governance committee and compensation committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Audit Committee

We have an audit committee of the Board of Directors, which consists of Mr. Borer (Chairperson), Dr. Hoffman and Mr. Weber. All members of our audit committee are independent for audit committee purposes.

The audit committee’s duties, which are specified in our Audit Committee Charter, include:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Annual Report on Form 10-K

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

During the year ended December 31, 2022, our audit committee held six meetings.

Financial Experts on Audit Committee

The audit committee will have at all times at least one “independent director” who is “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

8

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board of Directors has determined that Mr. Borer qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating and Corporate Governance Committee

We have a nominating and corporate governance committee of the Board of Directors consisting of Dr. Hoffman (Chairperson), Mr. Borer and Mr. Weber, all of whom are independent. We have a nominating and corporate governance committee charter, which details the principal functions of the nominating and corporate governance committee, including:

●	identifying, considering and recommending candidates for membership on our Board of Directors;

●	overseeing the process of evaluating the performance of our Board of Directors; and

●	advising our Board of Directors on other corporate governance matters.

Our nominating and corporate governance committee will consider stockholder recommendations of candidates on the same basis as it considers all other candidates. Stockholder recommendations should be submitted to us under the procedures discussed in “Communications with our Board of Directors,” and should include the full name of the proposed nominee and any additional information pertinent to the recommendation, such as a description of the proposed nominee’s business experience, biographical information, and a description of the proposed nominee’s qualifications as a director. Any such submission should be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

The nominating and corporate governance committee and the Board of Directors have not established any specific minimum qualification standards for director nominees (including diversity characteristics); rather, in evaluating the suitability of individuals for board membership, the nominating and corporate governance committee and the Board of Directors consider the way in which it believes the individual can assist the Company in pursuing its goals and advancing its strategies. During the year ended December 31, 2022, our nominating and corporate governance committee held three meetings.

Compensation Committee

We have a compensation committee of the Board of Directors consisting of Mr. Borer (Chairperson), Mr. Weber and Dr. Hoffman, all of whom are independent. We have a compensation committee charter, details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our President and Chief Executive Officer’s (and Executive Chairman’s, when applicable) compensation, evaluating our President and Chief Executive Officer’s (and Executive Chairman’s, when applicable) performance in light of such goals and objectives and determining and approving the remuneration (if any) of our President and Chief Executive Officer (and Executive Chairman, when applicable) based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Our amended and restated certificate of incorporation also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

During the year ended December 31, 2022, our compensation committee held three meetings.

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Standing Committee Charters

The Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee each has a written charter. A copy of each committee’s charter is available on our website at https://www.biofrontera-us.com/.

Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed under Item 1A. Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and our other filings with the SEC. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board of Directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next board meeting. This enables the Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Risk Considerations in our Compensation Program

We conducted an assessment of our compensation policies and practices for our employees and concluded that these policies and practices are not reasonably likely to have a material adverse effect on our Company.

Policy Regarding Hedging

Our insider trading policy provides that (i) each member of the Company’s Board of Directors, (ii) officers of the Company at the level of Vice President and above, and (iii) all other employees who are informed by the Compliance officer that they have been deemed by the Company as a “Section 16 Person” (collectively, “Covered Persons”) must receive prior approval from the Company’s Compliance Officer prior to engaging in any “hedging” transactions, including prepaid variable forwards, equity swaps, or collars or any other transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s securities.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board of Directors or compensation committee (or other committee performing equivalent functions) and the Board of Directors or compensation committee of any other entity.

Code of Ethics and Code of Conduct

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.biofrontera-us.com. In addition, we post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code. The information on or accessed through our website is deemed not to be incorporated in this prospectus or to be part of this prospectus.

Communications with our Board of Directors

Stockholders who wish to communicate with our board of directors may do so by sending written communications to our Corporate Secretary addressed as follows: Biofrontera Inc., Attn: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, MA 01801, or via e-mail to annualmeeting@bfri.com. The communications will be reviewed by the Corporate Secretary. The Corporate Secretary will forward such communication to our board of directors or to any individual director to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication.

Board Diversity Matrix

The matrix below summarizes certain information regarding the diversity of our Board as of the date of this proxy statement. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix for Biofrontera Inc.

As of November 17, 2023

Total Number of Directors: 5

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4

Part II: Demographic Background
African American or Black
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

10

EXECUTIVE OFFICERS

Name	Age	Position(s)
Prof. Hermann Luebbert Ph.D.	67	Chief Executive Officer and Chairman
Eugene Frederick (Fred) Leffler, III	40	Chief Financial Officer

Our current non-director executive officer biographical information is as follows:

For information as to the business history of Prof. Hermann Luebbert Ph.D., see the section entitled “Board of Directors and Corporate Governance – Class III Directors (Term Expires at the 2024 Annual Meeting)” set forth in this proxy statement above.

Fred Leffler was appointed as the Company’s Chief Financial Officer effective October 24, 2022. Mr. Leffler is an experienced financial executive with 15 years of leadership, financial management, consultancy and operations experience across a range of private and public organizations, including growth-stage, private equity and Fortune 100 companies. Prior to joining the Company as Chief Financial Officer, Mr. Leffler served as a Senior Manager at McKinsey & Company from January 2022 to October 2022 as well as in different capacities, including Associate and Senior Manager from September 2015 to November 2019. Prior to rejoining McKinsey & Company, Mr. Leffler served as the Senior Director, Corporate Finance & Restructuring of FTI Consulting from August 2020 to January 2022. Prior to joining FTI Consulting, he served as Vice President, Data & Analytics of Rockcreek from November 2019 to August 2020. Earlier in his career, Mr. Leffler held various financial positions at General Electric and Sun Edison. Mr. Leffler received a BSBA in finance and economics from The Ohio State University Fisher School of Business, and an MBA from Duke University’s Fuqua School of Business.

11

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ending December 31, 2022, our “named executive officers” and their positions were as follows:

●	Prof. Hermann Luebbert, our Executive Chairman;
●	Erica Monaco, our former Chief Executive Officer; and
●	E. Fred Leffler, III, our Chief Financial Officer (starting on October 24, 2022).

In May 2023, Ms. Monaco resigned and Prof. Hermann Luebbert was appointed as Chief Executive Officer. Following his appointment to Chief Executive Officer, Prof. Luebbert continued to serve as our Chairman of the Board of Directors.

Summary Compensation Table

Executive Compensation during the years ended December 31, 2022 and 2021 was as follows:

Name and principal position	Year		Salary ($)		Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Prof. Hermann Luebbert Ph.D., Executive Chairman	2022		474,739			498,092	303,785			1,616	1,278,232
	2021		18,019	*	-	540,818	280,885	-	-	-	839,722
Erica Monaco, CPA, Former Chief Executive Officer	2022		433,823		120,798	398,474	243,100			346	1,196,541
	2021		294,231		107,658	270,407	140,441	-	-	235	812,972
Eugene Frederick Leffler III, Chief Financial Officer	2022	**	54,615		25,000					55	79,670

* For services during December 14, 2021 – December 31, 2021
** For services during October 24, 2022 through December 31, 2022.

Narrative Disclosure to Summary Compensation Table

Executive Compensation Arrangements

The following summarizes the material terms of the employment offer letters and employment agreements with each of our named executive officers. As of the year ended December 31, 2022, we had employment agreements in place with Prof. Luebbert, Ms. Monaco, and Mr. Leffler. Subsequent to the year ended December 31, 2022, in May 2023, Ms. Monaco resigned as our Chief Executive Officer and Prof. Luebbert was appointed as the Chief Executive Officer in addition to his role as Chairman of the Board of Directors.

Luebbert Employment Agreement

On October 1, 2021, we entered into an amended employment agreement with Prof. Luebbert that became effective on December 14, 2021, the day after his last day of employment with Biofrontera AG. The agreement provides that Prof. Luebbert will continue to serve as our Executive Chairman and devote 100% of his time to his role as Executive Chairman of the Company. Subsequently, Prof Dr. Luebbert’s agreement was further amended on March 2, 2022 (effective retroactively to December 15, 2021) to establish his base salary of $468,500, with eligibility to receive a cash bonus of up to 65% of his base salary upon the attainment of performance goals set in advance by the Board of Directors. The actual amount of any bonus shall depend upon the level of achievement of set targets. No bonus will be paid if our Board of Directors determines that the target achievement of the respective year was below 70%. We also agree to allow Prof. Luebbert to participate in any benefit programs we make available to our employees.

Upon termination of employment by the Company other than termination for “cause,” Prof. Luebbert shall be entitled to a severance payment equal to one twelfth of his then-current annual base salary for each full year of employment (including Biofrontera AG, as a past affiliate of the Company); provided, however, that such payment shall not exceed two full years of Prof. Luebbert’s then-current base salary.

Monaco Employment and Separation Agreements

On August 11, 2021, we entered into an employment agreement with Ms. Monaco. The agreement provided that Ms. Monaco would serve as our Chief Executive Officer with a base salary of $300,000 as well as a signing bonus of $75,000 paid in two installments.

On April 1, 2022, we entered into an amendment to the employment agreement with Ms. Monaco. The agreement was amended to provide for an annual base salary of $450,000 and eligibility to receive a cash bonus up to 60% of base salary upon the attainment of performance goals set in advance by the Board of Directors. The actual amount of the bonus was dependent upon the level of achievement of set targets, however, no bonus was to be paid if the level of target achievement was below 70%. Upon termination of employment by the Company other than termination for “Cause”, Ms. Monaco was entitled to a severance payment equal to one twelfth of her then-current annual base salary for each full year of employment; provided, however, that such payment could not exceed two full years of Ms. Monaco’s then-current base salary.

On May 25, 2023 (the “Separation Date”), the Company and Ms. Monaco entered into a separation agreement pursuant to which it was agreed that Ms. Monaco would step down as Chief Executive Officer effective on May 26, 2023. Subject to her compliance with the separation agreement, Ms. Monaco is entitled to a severance payment of $450,000 less any amounts paid to her as part of her regular salary between May 8, 2023 and May 26, 2023. The severance is in addition to money that will be paid to Ms. Monaco for earned leave and reimbursable business expenses. The severance amount will be paid in bi-weekly installments until January 2024, at which point any remaining severance will be paid in one lump sum payment. After the Separation Date, there was no further vesting of any stock options held by Ms. Monaco and any vested options that were not exercised within 90 days of the Separation Date expired and were canceled.

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Leffler Employment Agreement

On October 3, 2022, we entered into an employment agreement with Mr. Leffler pursuant to which he agreed to serve as our Chief Financial Officer. The employment agreement entitles Mr. Leffler to, among other benefits: (1) an annual base salary of $355,00, (2) a one-time signing bonus of $25,000, (3) a bonus of up to 40% of his base salary, upon attainment of performance goals set in advance by the Chief Executive Officer and (4) receipt of 100,000 stock options, subject to same vesting schedule and other terms, conditions and restrictions imposed upon all awards under the Company’s employee stock option program. The employment agreement also permits Mr. Leffler to participate in any benefit program we make available to our employees. In the event that Mr. Leffler experiences a termination of his employment without “cause” or he resigns for “good reason” outside of period during which provisions related to a “change in control” (as such terms are defined in the employment agreement) are in effect, provided that he executes and makes effective a release of claims against the Company and its affiliates, Mr. Leffler will become entitled to a lump sum payment in an amount equal to one-twelfth of his annual base salary for each full year of employment; further provided that such payment will not be less than six months of, nor more than two full years of, his then-current base salary. Under the employment agreement, if Mr. Leffler experiences a termination of his employment without “cause” or he resigns for “good reason” within a certain period of a “change in control,” he will be entitled to certain benefits and an enhanced severance payment.

2022 Equity Awards

Our Chief Executive Officer and Chairman of the Board of Directors holds outstanding options and restricted stock unit awards that were awarded in the fiscal years ending December 31, 2022 and 2021 following our initial public offering. These awards are described in more detail in the “Outstanding Equity Awards at Fiscal Year End” table below and in Note 20, Equity Incentive Plans and Share-Based Payments of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

We maintain the 2021 Omnibus Incentive Plan, which provided for the issuance of stock option awards to our eligible employees (including our named executive officers). The 2021 Omnibus Incentive Plan is a stock incentive plan under which we may offer securities of the Company to our employees. The 2021 Omnibus Incentive Plan is not subject to any provisions of the U.S. Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. The 2021 Omnibus Incentive Plan permits Biofrontera to satisfy any awards under the 2021 Omnibus Incentive Plan by distributing to participants (1) authorized and unissued shares of Biofrontera common stock, (2) shares of common stock held in the Biofrontera treasury, (3) shares of Biofrontera common stock purchased on the open market or (4) shares of Biofrontera common stock acquired through private purchase.

Prof. Luebbert’s Stock Option Award

On December 9, 2021, Prof. Luebbert was granted an option to purchase 5,669 shares of our common stock under the terms of the 2021 Omnibus Incentive Plan, at an exercise price of $95.40 per share. Subject to Prof. Luebbert’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on December 9, 2022.

On May 18, 2022, Prof. Luebbert was granted an option to purchase 9,542 shares of our common stock under the terms of the 2021 Omnibus Incentive Plan, at an exercise price of $52.20 per share. Subject to Prof. Luebbert’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on May 18, 2023.

In the event of the Prof. Luebbert’s death, disability, or termination for good reason while any portion of the option remains unvested, the option will become immediately vested and exercisable with respect to 100 percent of the option shares as of the date of such occurrence. In the event of termination for “cause,” Prof. Luebbert will forfeit immediately the vested and unvested portions of the option. In the event of termination for any other reason, the unvested portion of the option will be forfeited as of the termination date, and the vested portion will expire on the earlier of the last day of the applicable option period or the 90th day following the termination date.

Prof Dr. Luebbert’s Award of Restricted Stock Units

On December 9, 2021, Prof. Luebbert also received a grant of 5,669 restricted stock units under the terms of the 2021 Omnibus Incentive Plan and subject to the applicable award agreement between Prof. Luebbert and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vested on June 9, 2022 and settled in shares.

On May 18, 2022, Prof. Luebbert also received a grant of 9,542 restricted stock units under the terms of the 2021 Omnibus Incentive Plan, and subject to the applicable award agreement between Prof. Luebbert and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal installments beginning on May 18, 2023. Accordingly, 4,771 restricted stock units vested on May 18, 2023 and settled in shares.

Ms. Monaco’s Stock Option Award

On December 9, 2021, Ms. Monaco was granted an option to purchase 2,835 shares of our common stock under the terms of the 2021 Omnibus Incentive Plan, at an exercise price of $95.40 per share. Subject to Ms. Monaco’s continued employment through the applicable vesting date, the option vested and became exercisable in three equal annual installments, beginning on December 9, 2022.

On May 18, 2022, Ms. Monaco was granted an option to purchase 7,634 shares of our common stock under the terms of the 2021 Omnibus Incentive Plan at an exercise price of $52.20 per share. Due to Ms. Monaco’s termination of employment in May 2023, the unvested portion of these options were forfeited as of her termination date, and the vested portion expired on the 90th day following her termination date.

Ms. Monaco’s Award of Restricted Stock Units

On December 9, 2021, Ms. Monaco also received a grant of 56,689 restricted stock units under the terms of the 2021 Omnibus Incentive Plan, subject to the applicable award agreement between Ms. Monaco and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vested on June 9, 2022 and settled in shares.

On May 18, 2022, Ms. Monaco also received a grant of 7,634 restricted stock units, under the terms of the 2021 Omnibus Incentive Plan and subject to the applicable award agreement between Ms. Monaco and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal installments beginning on May 18, 2023. Accordingly, 3,817 restricted stock units vested on May 18, 2023 and settled in shares.

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Mr. Leffler’s Stock Option Award

Pursuant to his employment agreement, Mr. Leffler was to receive an option to purchase 100,000 shares of our common stock under the terms of the 2021 Omnibus Incentive Plan. This option to purchase common stock was granted to Mr. Leffler on January 10, 2023.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth as of the end of fiscal year 2022 all outstanding equity awards held by our named executive officers:

	Option Awards				Stock Awards:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price	Option Expiration Date	Equity incentive plan awards: Number of Unearned Shares or Units That Have Not Vested (#)	Equity incentive plan awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)(4)
Erica Monaco
Stock options (1)	936	1,899	95.40	12/9/2031	-	-
Stock options (3)	-	7,634	52.20	05/18/2032	-	-
Restricted stock units (2)	-	-	-	-	7,634	139,946
Hermann Luebbert
Stock options (1)	1,871	3,798	95.40	12/9/2031	-	-
Stock options (3)	-	9,542	52.20	05/18/2032	-	-
Restricted stock units (2)	-	-	-	-	9,542	174,924
Eugene Frederick Leffler III	-	-	-	-	-	-

(1) The option vests in three equal annual installments beginning on December 9, 2022.

(2) Each restricted stock unit represents a contingent right to receive one share of BFRI common stock. The restricted stock units vest in two equal annual installments beginning on May 18, 2023. Each vested restricted stock unit will be settled, at the Company’s discretion, in shares, cash or a combination of shares and cash, within 60 days of the vesting date.

(3) The option vests in three equal annual installments beginning on May 18, 2023.

(4) Based on the December 31, 2022 BFRI stock price of $18.332.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2022.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	104,127	62.20	154,359

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Director Compensation

Director compensation for the year ended December 31, 2022, which was pro-rated for board members who served less than the entire service period during fiscal 2022, are shown on the table below:

Name	Fees earned or paid in cash ($)	Option Awards ($)	Total ($)
Hermann Luebbert(1)	-	-	-

Kevin Weber	46,399	33,132	79,531
John J. Borer	60,416	33,132	93,548
Loretta M. Wedge, CPA, CCGMA	63,420	33,132	96,552
Beth J. Hoffman, Ph.D.	59,906	33,132	93,038

(1) Prof. Luebbert was granted a stock option award and restricted stock units in his capacity as an employee of the Company, not for his service as a director. Prof. Luebbert receives no additional compensation in connection with his service on the Board of Directors.

Narrative to Director Compensation Table

Our non-employee director compensation policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy each director who is not an employee is paid cash compensation as set forth below:

Annual Retainer	January 1 – May 18, 2022	May 19 – December 31, 2022

Board of Directors:
All non-employee members	$35,000	$40,250
Additional retainer for non-executive chairperson	30,000	$30,000
Audit Committee:
Members	$7,500	$8,000
Additional retainer for chair	$7,500	$8,000
Compensation Committee:
Members	$5,000	$6.000
Additional retainer for chair	$5,000	$9,000
Nominating and Corporate Governance Committee:
Members	$4,000	$5,000
Additional retainer for chair	$4,000	$5,000

These fees are payable in four equal quarterly installments, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board of Directors or any committee of the Board of Directors. We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending our Board of Directors and committee meetings.

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PROPOSAL NO. 1-ELECTION OF CLASS II DIRECTORS

In accordance with our certificate of incorporation and bylaws, our Board is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class of directors whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election or until their earlier death, resignation, or removal. Beth Hoffman and Kevin Weber are the Class II directors whose terms expire at this 2023 Annual Meeting. Dr. Hoffman and Mr. Weber have been nominated for and each has agreed to stand for re-election to our Board to serve as a Class II director until the 2026 annual meeting of stockholders and until a successor is duly elected and qualified or until the earlier of their death, resignation, or removal.

Required Vote of Stockholders

The Class II director nominees who receive the highest number of votes “FOR” election by holders of our common stock that are entitled to vote at the 2023 Annual Meeting on the election of directors will be elected as the Class II directors, provided that a quorum is present. Withhold votes and broker non-votes will have no effect on this proposal.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the election of the nominees listed above as Class II director nominees.

We have no reason to believe that the nominees will be unable to serve. In the event that the nominees are unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by our Board. Information relating to the nominees, including period of service as a director, principal occupation and other biographical material is provided above in the section titled “Board of Directors and Corporate Governance.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” DR. BETH J. HOFFMAN AND KEVIN D. WEBER FOR CLASS II DIRECTORS.

16

PROPOSAL NO. 2-RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the audit committee’s appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. On May 30, 2023, the Company was notified by Grant Thornton LLP (“Grant Thornton”) of their resignation as our independent registered public accounting firm effective immediately. Grant Thornton served as our independent registered public accounting firm for the fiscal year ended December 31, 2022 and 2021. The audit reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The audit committee annually reviews our independent registered public accounting firm’s independence, including reviewing all relationships between our independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of our independent registered public accounting firm, and our independent registered public accounting firm’s performance. Although ratification is not required by our certificate of incorporation or bylaws, the audit committee charter requires submitting the appointment of Marcum to our stockholders for ratification. If the appointment is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm.

Before selecting Marcum, the audit committee carefully considered that firm’s qualifications as an independent registered public accounting firm for us. This included a review of the firm’s efficiency, integrity, and competence in the fields of accounting and auditing. The audit committee has expressed its satisfaction with Marcum in all of these respects.

Marcum served as independent registered public accounting firm for us with respect to the re-audit of our consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 and has been engaged by the audit committee to serve as our independent registered public accounting firm with respect to the audit of our consolidated financial statements for the fiscal year ended December 31, 2023. Representatives of Marcum will be present at the 2023 Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Audit Fees and Services

Grant Thornton was our independent registered public accounting firm for the years ended December 31, 2021 and December 31, 2022. The following table summarizes the fees Grant Thornton billed to us for the last two fiscal years. All services and fees related to our 2022 and 2021 audits were approved by our audit committee or for work prior to November 2, 2021, our Board of Directors.

	Years Ended December 31,
Fee Category	2022	2021
Audit Fees (1)	$438,194	$990,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$438,194	$990,000

(1)	Audit fees consist of fees billed for professional services rendered by Grant Thornton LLP for the audits of our annual financial statements, the reviews of our interim financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including our registration statements on Form S-1.

Pre-approval Policies

The formal written charter for our audit committee requires that the audit committee pre-approve all audit services to be provided to the Company, whether provided by the Company’s principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by its independent registered public accounting firm. During the approval process, our audit committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC.

Required Vote of Stockholders

This proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions will have no effect on the outcome of this proposal. Because brokers are expected to have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the ratification of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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AUDIT COMMITTEE REPORT

The audit committee of our Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.biofrontera-us.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered accounting firm.

In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2022, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and Grant Thornton LLP, our independent registered public accounting firm;
●	Discussed with Grant Thornton LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight and the Securities and Exchange Commission; and
●	Received written disclosures and the letter from the independent registered accounting firm regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee and the Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the review discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Members of the Biofrontera Inc. Audit Committee

Loretta Wedge, Chairperson (through May 2023) John Borer, Chairperson (as of May 2023)
Beth Hoffman
Kevin Weber

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following are summaries of certain provisions of transactions to which we have been a party, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at fiscal year end and for the last two completed fiscal years and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or immediate family member thereof, had or will have a direct or indirect material interest, and are qualified in their entirety by reference to all of the provisions of such agreements.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.

Related Party Agreements

Ameluz® License and Supply Agreement (“Ameluz LSA”)

On July 15, 2016, we executed an exclusive license and supply agreement with Biofrontera Pharma (a subsidiary of Biofrontera AG, a significant shareholder), which was amended in July 2019 to increase the Ameluz® transfer price per unit from 35.0% to 50.0% of the anticipated net selling price per unit as defined in the agreement. Under the agreement, we obtained an exclusive, non-transferable license to use Biofrontera Pharma’s technology to market and sell the licensed products in the United States and certain of its territories, Ameluz® and the RhodoLED® lamp, and must purchase the licensed products exclusively from Biofrontera Pharma. There was no consideration paid for the transfer of the license.

On June 16, 2021, we entered into the Ameluz LSA with Biofrontera Pharma and Biofrontera Bioscience (subsidiaries of Biofrontera AG, a significant shareholder). Under the terms of the Ameluz LSA, we were granted an exclusive, non-transferable license to use Biofrontera Pharma and Biofrontera Bioscience technology to use, import, export, distribute, market, offer for sale and sell Ameluz® and the RhodoLED® lamp series for its approved indications within the United States and certain of its territories.

Under the terms of the Ameluz LSA as entered into on June 16, 2021, we agree to purchase from Biofrontera Pharma a minimum number of units of Ameluz® per year according to an agreed schedule at fifty percent of our anticipated net price per unit for Ameluz®. On October 8, 2021, we entered into an amendment to the Ameluz LSA under which the price we pay per unit will be based upon our sales history, although the minimum number of units to purchase per year remains unchanged.

Purchases of the licensed products during the years ended December 31, 2022 and 2021 were $16.6 million and $9.4 million, respectively, and recorded in inventories in the balance sheets, and, when sold, in cost of revenues, related party in the statements of operations. Amounts due and payable to Biofrontera Pharma as of December 31, 2022 and 2021were $1.3 million and $0.3 million, respectively, which were recorded in accounts payable, related parties in the consolidated balance sheets.

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Service Agreements

In December 2021, we entered into an Amended and Restated Master Contract Services Agreement, or Services Agreement, which provides for the execution of statements of work that will replace the applicable provisions of our previous intercompany services agreement dated January 1, 2016, or 2016 Services Agreement, by and among us, Biofrontera AG, Biofrontera Pharma and Biofrontera Bioscience, enabling us to continue to use the Biofrontera Group’s IT resources as well as providing access to the Biofrontera Group’s resources with respect to quality management, regulatory affairs and medical affairs. We currently have statements of work in place regarding IT, regulatory affairs, medical affairs, pharmacovigilance, and investor relations services, and are continuously assessing the other services historically provided to us by Biofrontera AG to determine 1) if they will be needed, and 2) whether they can or should be obtained from other third-party providers.

Expenses related to the service agreement were $0.8 million and $0.7 million for the years ended December 31, 2022 and 2021, respectively, which were recorded in selling, general and administrative, related party. Management asserts that these expenses represent a reasonable allocation from Biofrontera AG. Amounts due to Biofrontera AG related to the service agreement were $0.2 million for each of the years ended December 31, 2022 and 2021, which were recorded in accounts payable, related parties in the consolidated balance sheets.

Quality Assurance Agreement

On November 1, 2016, we entered into a quality assurance agreement (“QAA”) with Biofrontera Pharma GmbH in connection with the Ameluz LSA. Under the Ameluz LSA, Biofrontera Pharma GmbH agreed to supply products under the LSA of the quality and according to the specifications agreed upon with the FDA in the respective approvals. The QAA allocates quality and regulatory responsibilities including, but not limited to manufacturing, packaging, labeling, complaints, change control and any applicable requirements. The QAA has remained in effect following our initial public offering.

Clinical Lamp Lease Agreement

On August 1, 2018, the Company executed a clinical lamp lease agreement with Biofrontera Bioscience to provide lamps and associated services.

Total revenue related to the clinical lamp lease agreements was approximately $0.1 million for each of the years ended December 31, 2022 and 2021, respectively, and is recorded as revenues, related party. Amounts due from Bioscience for clinical lamp and other reimbursements were approximately $0.1 million as of December 31, 2022 and 2021, which were recorded as accounts receivable, related party in the consolidated balance sheets.

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Reimbursements from Maruho Related to Cutanea Acquisition

Pursuant to the Cutanea acquisition share purchase agreement, we received start-up cost financing and reimbursements for certain costs. These restructuring costs Maruho agreed to pay are referred to as “SPA costs” under the arrangement and are to be accounted for as other income.

There were no amounts reimbursed relating to SPA costs for the year ended December 31, 2022. For the year ended December 31, 2021 the amounts reimbursed relating to SPA costs were $0.5 million and were recorded as other income in the consolidated statements of operations as the related expenses were incurred. The amounts due from Maruho, primarily relating to SPA cost reimbursements, were $0.1 million for each of the years ended December 31, 2022 and 2021 and were recorded in other receivables, related parties in the consolidated balance sheets.

Other Arrangements

The Company has recorded a receivable of $6.4 million and $11.3 million as of December 31, 2022 and December 31, 2021 due from Biofrontera AG for its 50% share of the balance of a legal settlement for which both parties are jointly and severally liable. The Company has recognized $0.1 and $0.0 million of interest income for the years ended December 31, 2022 and 2021 in connection with this receivable.

As of December 31, 2022, our investment in equity securities valued at $10.5 million consists of 6,466,949 common shares of Biofrontera AG, a significant shareholder.

In accordance with a Share Purchase and Transfer Agreement dated, November 3, 2022, the Company purchased approximately 1,674,996 shares (of the total 6,466,949 shares) for $1.7 million from Maruho.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 3, 2023 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its common stock. The table below reflects the 1:20 reverse stock split that was effected on July 3, 2023, where each fractional share resulting from the reverse stock split held by a stockholder was rounded up to the next whole share.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total	Options exercisable and restricted stock units vesting within 60 days(1)(2)
Greater than 5% stockholders other than executive officers and directors:
Biofrontera AG Hemmelrather Weg 201 D-51377 Leverkusen, Germany(3)	400,000	26.4%

Armistice Capital Master Fund Ltd. 510 Madison Avenue, 7th Floor New York, NY 10022	150,000	9.9%

Named executive officers and directors:
Hermann Luebbert	10,440	*	6,891
Fred Leffler			—

John J. Borer			1,100
Heikki Lanckriet			—
Beth J. Hoffman, Ph.D.			1,100
Kevin D. Weber			1,100

All current executive officers and directors as a group (6 persons)	10,440	*	10,191

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Common Stock.

(1)	On December 9, 2021, the Company granted options (the “2021 Options”) to purchase up to 5,669 shares of common stock at an exercise price of $95.40 per share. The 2021 Options vest in three equal annual installments beginning on December 9, 2022. In addition, on May 18, 2022, the Company granted options (the “2022 Options”) to purchase up to 9,542 shares of common stock at an exercise price of $52.20 per share. The 2022 Options vest in three equal annual installments beginning on May 18, 2023. At the same time the Company granted the 2022 Options, it also granted restricted stock units to Prof. Luebbert, in the amounts of 9,542 restricted stock units. The restricted stock units vest in two equal annual installments beginning on May 18, 2023. Each vested restricted stock unit will be settled, at the Company’s discretion, in shares, cash or a combination of shares and cash within 60 days of the applicable vesting date. The 6,891 shares for Prof. Luebbert represent the options and restricted stock units under such grants that will have vested within 60 days of the date of this proxy statement.

(2)	On May 18, 2022, the Company granted non-qualified stock options to each of the non-employee directors to purchase 1,100 shares of common stock with an exercise price of $52.20 per share. The non-employee director options vest in equal monthly installments following the date of grant. The 1,100 shares reported in the table above for each non-employee director represent the options that will have vested within 60 days of the date of this proxy statement.

(3)	Information is based upon a Schedule 13G/A filed with the SEC on February 10, 2022 by Biofrontera AG. According to a Schedule 13D/A (“Zours Schedule 13D”) filed by Deutsche Balaton Aktiengesellschaft (“DB”), VV Beteiligungen Aktiengesellschaft (“VVB”), Delphi Unternehmensberatung Aktiengesellschaft (“DU”), Wilhelm Konrad Thomas Zours, Alexander Link and Rolf Birkert on September 19, 2022, Mr. Zours owns a majority interest in DU and is the sole member of the boards of management of VVB and DU. DU owns a majority interest in VVB. VVB owns a majority interest in DB and DB holds 1,177,676 shares of common stock representing 4.41% of the Company’s outstanding stock. In the Zours Schedule 13D, Mr. Zours also includes the shares of Biofrontera Inc. held by Biofrontera AG, but disclaims beneficial ownership. If Mr. Zours was deemed to have voting and dispositive voting power over the shares held by Biofrontera AG, then Mr. Zours would be the beneficial owner of 34.4% of the Company’s outstanding stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2022 our executive officers, directors and greater than 10% percent beneficial owners were in compliance with all applicable filing requirements except for (a) a late Form 4 filed for Prof. Dr. Lübbert on January 19, 2022 to report employee stock grants, (b) late Form 4s filed for Prof. Dr. Lübbert, Ms. Monaco, Ms. Hoffman, Ms. Wedge, Mr. Weber and Mr. Borer on May 26, 2022 to report equity compensation and (c) a late Form 4 filed for Prof. Dr. Lübbert and Ms. Monaco on September 19, 20222 to report the vesting of restricted stock units .

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OTHER MATTERS

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the 2023 Annual Meeting any matters other than those specified in the Notice of the 2023 Annual Meeting, and the Company does not know of any business which persons other than the Board intend to present at the 2023 Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the 2023 Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance the Board of Director’s recommendations.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the 2024 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above. Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials. In order to be considered timely for the 2024 Annual Meeting of Stockholders, such proposal must be received by our Corporate Secretary, at 120 Presidential Way, Suite 320, Woburn, MA 01801, no later than September 21, 2024. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Outside of Rule 14a-8 of the Exchange Act, the Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than August 22, 2024 and no later than September 21, 2024. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Company nominees) no later than October 21, 2024.

The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Biofrontera stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Biofrontera Inc., Attention: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801 or by calling us at (781) 486-1510. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

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